UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2022

ATHENEX, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38112	43-1985966
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1001 Main Street, Suite 600, Buffalo, New York	14203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (716) 427-2950

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ATNX	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01	Entry into a Material Definitive Agreement.

On January 7, 2022, Athenex, Inc. (the “Company”) entered into a definitive agreement (the “Agreement”) with ImmunityBio, Inc. (the “Buyer”) whereby the Company agreed to sell to the Buyer its leasehold interest in a manufacturing facility in Dunkirk, New York (the “Dunkirk Facility”) and certain other related assets, as described below, in exchange for reimbursement of certain expenditures that the Company made in the Dunkirk Facility totaling approximately $38 million, subject to adjustment at closing, provided that the purchase price of the interest in the Dunkirk Facility will not exceed $40 million. The transaction is subject to customary closing conditions, including obtaining the consents of the Empire State Development Corporation (“ESD”), Fort Schuyler Management Corporation (“FSMC”), County of Chautauqua Industrial Development Agency (“CCIDA”) and a lender of the Company. The closing is not subject to a financing contingency. The transaction is expected to close in the first quarter of 2022.

In addition to the leasehold interest in the Dunkirk Facility, the Buyer will purchase the Company’s interests in certain leased manufacturing equipment and personal property, and owned personal property and inventory at the Dunkirk Facility, along with the Company’s rights in and obligations under its agreements relating to the Dunkirk Facility with ESD, FSMC and CCIDA and other parties. The Buyer will assume all capital expenditure and hiring obligations of the Company pursuant to the Company’s existing agreements with ESD and FSMC. The Company will continue to operate its existing Athenex Pharmaceutical Division (“APD”) and Athenex Pharmaceutical Solutions (“APS”) divisions. The Buyer and the Company also entered into a preliminary agreement, pursuant to which APS will have the ability to manufacture its 503B products at the Dunkirk Facility at prices to be determined on a product-by-product basis, provided that the pricing will not exceed Buyer’s costs plus a 15% margin, and the parties expect to enter into a definitive preferred contract manufacturing agreement. The Company has not assigned any of its rights to its corporate headquarters in Buffalo, New York, under this Agreement and will retain all of its rights and obligations with respect to its corporate headquarters.

The Agreement contains customary representations and warranties, covenants, agreements and indemnification obligations of the Company and the Buyer. The foregoing summary of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as an exhibit to this Current Report on Form 8-K.

The Company issued a press release announcing this transaction on January 12, 2022. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The above description of the Agreement has been included to provide information regarding the terms of the Agreement. It is not intended to provide any other information about the Company or the Buyer. The Agreement contains representations and warranties of the parties thereto that were made solely for the benefit of the other parties. The assertions embodied in those representations and warranties are qualified by information in confidential disclosure schedules that the parties have exchanged in connection with signing the Agreement. The disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Agreement. In addition, such representations and warranties may apply a contractual standard of materiality that is different from that generally applicable to stockholders. The representations and warranties were made for the purposes of allocating contractual risk between the parties to the Agreement and should not be relied upon as a disclosure of factual information relating to the parties thereto or the Company.

Cautionary Note Regarding Forward-Looking Statements

Except for historical information, all of the statements, expectations, and assumptions contained in this Current Report on Form 8-K are forward-looking statements. These forward-looking statements are typically identified by terms such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “foresee,” “goal,” “guidance,” “intend,” “likely,” “may,” “plan,” “potential,” “predict,” “preliminary,” “probable,” “project,” “promising,” “seek,” “should,” “will,” “would,” and similar expressions. Actual results might differ materially from those explicit or implicit in the forward-looking statements. Important factors that could cause actual results to differ materially include: whether the Company closes on the sale of its interest in the Dunkirk Facility and enters into a preferred contract manufacturing agreement with the Buyer, the development stage of its primary clinical candidates, including NKT Cell Therapy and related risks involved in drug development, clinical trials, regulation, uncertainties around regulatory reviews and approvals; the Company’s ability to scale its manufacturing and commercial supply operations for current and future approved products, and ability to commercialize its products, once approved; ability to successfully demonstrate the safety and efficacy of its drug candidates and gain approval of its drug candidates on a timely basis, if at all; the preclinical and clinical results for the Company’s drug candidates, which may not support further development of such drug candidates; risks related to the Company’s ability to successfully integrate the business of Kuur Therapeutics into its existing businesses, including uncertainties associated with maintaining relationships with customers, vendors and employees, as well as differences in operations, cultures, and management philosophies that may delay successful integration and the ability to support the added cost burden of Kuur’s business; risks related to counterparty performance, including the Company’s reliance on third parties for success in certain areas of its business; the Company’s history of operating losses and its need and ability to raise additional capital to continue as a going concern; uncertainties around the Company’s ability to enter into new financing agreements as it is unable to meet funding conditions under existing financing agreements and access to capital thereunder; risks and uncertainties inherent in litigation, including purported stockholder class actions; risks and uncertainties related to the COVID-19 pandemic and its ongoing impact on the Company’s operations, supply chain, cash flow and financial condition; competition; intellectual property risks; uncertainties around the Company’s ability to successfully integrate acquired and merged businesses in a timely and cost-effective manner and to achieve synergies; risks relating to doing business internationally and in China; the risk of development, operational delays, production slowdowns or stoppages or other interruptions at manufacturing facilities as well as the Company’s ability to find alternative sources of supply to meet its obligations and requirements; and the other risk factors set forth from time to time in the Company’s filings with the Securities and Exchange Commission, copies of which are available for free at www.sec.gov or upon request from the Company’s Investor Relations Department. All information provided in this release is as of the date hereof and the Company assumes no obligation and does not intend to update these forward-looking statements, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1*	Purchase Agreement, by and between Athenex, Inc. and ImmunityBio, Inc. dated January 7, 2022

99.1	Press release issued by the Company on January 12, 2022

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*

Schedules and similar attachments have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company will furnish a copy of any omitted schedule or similar attachment to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENEX, INC.

Date: January 12, 2022	/s/ Steve Adams
	Name:	Steve Adams
	Title:	Interim Chief Accounting Officer